UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                       January 17, 2007

Willow Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

170 South Warner Road, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 995-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                             Regulation FD Disclosure

On January 17, 2007, Willow Financial Bancorp, Inc. (the “Company”) issued a press release announcing a conference call on Wednesday, February 7, 2007 at 10:30 a.m. Eastern Time in order to discuss the Company’s results for the quarter ended December 31, 2006 and providing instructions for listening to the conference call.

For additional information, reference is made to the Company’s press release dated January 17, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 8.01                             Other Events

On January 18, 2007, the Company issued a press release announcing that it had agreed to acquire BeneServ, Inc., a broker for medical and health insurance and other employee benefits.

For additional information, reference is made to the Company’s press release dated January 18, 2007, which is included as Exhibit 99.2 hereto and is incorporated herein by reference thereto.

Item 9.01                             Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
99.1	Press release dated January 17, 2007
99.2	Press release dated January 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW FINANCIAL BANCORP, INC.

Date: January 22, 2007	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated January 17, 2007

99.2	Press release dated January 18, 2007